UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 as amended

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

FAIRPOINT COMMUNICATIONS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐ Fee paid previously with preliminary materials.
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Dear FairPoint Communications, Inc. Stockholder: The 2009 Annual Meeting of Stockholders (the “Annual Meeting”) of FairPoint Communications, Inc. (the “Company”) will be held at the Hilton Charlotte Center City, 222 East 3rd Street, Charlotte, North Carolina 28202, on Wednesday, June 3, 2009, at 9:00 a.m., EDT, for the following purposes: 1. To elect three directors to the board of directors to serve as class I directors whose term will expire in 2012. The following persons have been nominated: • Patricia Garrison-Corbin • Eugene B. Johnson • Robert A. Kennedy; 2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009; and 3. To transact any other business properly brought before the meeting or any adjournment or postponement of the meeting. The board of directors recommends that you vote FOR ALL of the above referenced proposals. The Board of Directors has fixed the close of business on April 10, 2009 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof. 48745 You may vote your proxy when you view the materials on the Internet. You will be asked to enter this 11-digit number The Proxy Statement, Annual Report and other proxy materials are available at: http://bnymellon.mobular.net/bnymellon/frp BAR CODE RESTRICTED AREA This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 11, 2009 to facilitate timely delivery. 521 East Morehead Street, Suite 500, Charlotte, NC 28202 Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on Wednesday, June 3, 2009

VOTE BY INTERNET Use the Internet to vote your shares. Have this card in hand when you access the above web site. On the top right hand side of the website click on “Vote Now” to access the electronic proxy card and vote your shares. Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. Directions to attend the annual meeting where you may vote in person can be found at http://bnymellon.mobular.net/bnymellon/frp. Meeting Location: Hilton Charlotte Center City 222 East 3rd Street Charlotte, North Carolina 28202 The following Proxy Materials are available for you to review online: • the Company’s 2009 Proxy Statement (including any attachments thereto); • the Company’s Annual Report for the year ended December 31, 2008 (which is not deemed to be part of the official proxy soliciting materials); and • any amendments to the foregoing materials that are required to be furnished to stockholders. To request a paper copy of the Proxy Materials (you must reference your 11 digit number): Telephone: 1-888-313-0164 (outside of the U.S and Canada call 201-680-6688) Email: shrrelations@bnymellon.com Internet: http://bnymellon.mobular.net/bnymellon/frp ACCESSING YOUR PROXY MATERIALS ONLINE YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY. The Proxy Materials for FairPoint Communications, Inc. are available to review at: http://bnymellon.mobular.net/bnymellon/frp Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY. 48745 Please fax all revisions to: 732-802-0260 or email to proxycards@bnymellonproduction.com PRINT AUTHORIZATION To commence printing on this Notice card please sign, date and fax this card to: 732-802-0260 SIGNATURE: DATE: (THIS BOXED AREA DOES NOT PRINT) Registered Quantity 1000.00